EXHIBIT 99.1

Forward-looking Statements These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation. 2

Today’s Agenda • CEO Introduction • Business Unit Review – Performance Alloys and Composites – Advanced Materials – Precision Coatings • Finance Review • Q & A 3

Materion: Our Purpose Improve the world with our advanced materials 4

Why Invest in Materion Today? • Leading position with differentiated products – Broad market diversification • Well positioned for secular growth opportunities • Clear path for strong earnings growth … >$3.00 EPS in 2017 • DNA of management … agile, focused and innovative – Provides sustainability of success 5

COMPANY HISTORY

Charles Brush: Inventor, Investor • Brush was first to commercialize electricity for illumination • Developed dynamo-powered electric arc street lighting two years before Edison devised the incandescent bulb • Laid the foundation for the electrical industry with advances in generation, battery and wind turbine technology – By early 1880s, supplied 80% of the electric arc lamp demand in the U.S. • Founder of Brush Laboratories 7 1879 Arc Light Demonstration - Cleveland

A Man Ahead of His Time The Brush mansion was the first home in Cleveland and the second in the nation to be electrified 8 A huge wind turbine powered the batteries that electrified the house

Continuous Innovation and Transformation • 1930s-1970s: Traditional industrial metals, beryllium and defense industry-focused • 1980s-1990s: Acquisitions added specialty precious metals capabilities • Early 2000s: A significant challenge – Core beryllium business flat-lined – High working capital, infrastructure intensive, high cyclicality, high debt burden, and lack of product/market diversification • Major transformation initiated (2005) – Improved financial model, cash cycle – Accelerated organic and inorganic growth, while increasing margins – Invested in new product and market development – Shifted focus to advanced materials (Listed on NYSE in 1972) 9

# The Transformation – New Material Platforms

| | Performance Alloys & Composites (PAC) | Advanced Materials (AM) | Precision Coatings (PC) |
|---|---|---|---|
| Mid 2000s | • Beryllium (Be) and Be Alloys<br>• Clad Metals | • High-Purity Gold<br>• Microelectronic Packaging<br>• Powder Metallurgy/Thin Film Materials | N/A |
| Today's New Platforms | • ToughMet®<br>• Near Net Shape Casting<br>• Investment Casting<br>• Liquid Metal Alloys<br>• Metal Matrix Composites<br>• "Gamma Clad" Composite<br>• Dovetail Connectors | • Inorganic Specialty Chemicals/Thin Film<br>• Shield Kit Cleaning<br>• Global Manuf. Expansion<br>• "Tier 1" Semiconductor Materials | • Infrared (IR) Coatings<br>• Optical Filter Arrays<br>• Wafer-Level Processing<br>• 3D Gesture Control<br>• Projection Display/Assembly<br>• Medical Diagnostics |

***Sensors, Thermal Management, Lightweight/Strength, Wear Resistant, Purity***

10

DIFFERENTIATION
DRIVING GROWTH
MATERION INVESTOR DAY 2015

Transformation Highlights Faster growth – Higher margins – Stronger balance sheet GDP growth Multiples of GDP Limited markets Broader market opportunities Low margin Higher margin High infrastructure Efficient infrastructure High fixed and working capital Lower capital intensity 11

A Balanced Portfolio A Balanced Portfolio 2014 12 Consumer Electronics 28% Industr ial Components 13% Medical 12% Automotive Electronics 9% Energy 8% Telecom Infrastructure 6% Defense 6% Commercial Aerospace 4% 0 Performance Alloys and Composites Advanced Materials Precision Coatings 12

Experienced Leadership Team 13 Performance Alloys and Composites Performance Metals Group Technical Materials Advanced Materials Advanced Materials Precision Coatings Precision Optics Large Area Coatings Glenn Maxwell Al Lubrano Don Klimkowicz Robert Naranjo Ian Tribick

Materion at a Glance 14 Adjusted EPS $1.65 Market cap @ 12/31/14 $708M Debt-to-capitalization 5% Operating cash flow $60M Dividend yield ~1% Revenues $1.13B Value-added sales (VA) $637.1M 2014 8.0x EV / Adjusted EBITDA @ 12/31/14

$1.65 2013 2014 2015(F) Clear Evidence Materion is on Track Guidance – A Strong Year Operating Profit (OP) Margins Up Sharply (Adjusted EPS) (Adjusted OP as a % of Value-added Sales) 5.2% 7.6% 8 - 9% 2013 2014 2015(F) $1.10 $1.80 - $2.00 15

Why Invest in Materion Today? G O A L N E X T 3 Y E A R S : Significantly improved financial results 1 Strategy for sustained, profitable growth • Pathway for additional cost and working capital improvements 5 Strong positions in growing markets • High barriers to entry • Supply/demand changing in BE raw material 2 Promising new product launches 3 4 Solid cash flow  organic growth, acquisitions, dividends, share buybacks Sustained growth >15% OP CAGR >$3.00 EPS 16

Near-Term Secular Trends Play to Our Strengths Key Trends • Miniaturization of electronics • Additional electronic instruments for autos, aircraft • Advancements in lighting (LED) • Expanding high-performance optical device opportunities • Innovation in medical diagnostics • Extraction of oil and gas from previously inaccessible locations • New aircraft builds and retrofits Characteristics of Our Materials Conductivity Corrosion resistance Weight savings (lighter) Wavelength management Heat resistance Lubricity Reliability Durability Miniaturization Strength 17

Longer-Term Secular Trends Play to Our Strengths Internet Of Things Wearable Electronics Bio-Electronics Energy Drones/Pico Satellites • Advanced Sensors • Semiconductors •Wireless Tech • Advanced Sensors • Materials • Corrosion/Wear • Advanced Sensors Oil & Gas • Materials (wear, strength) Alternative/Storage • Thin Film Materials Electronic Materials • Connectors • Thermal Mgmt • Advance Sensors • Lightweight Materials •High Reliability AM PC PAC AM PC PC PAC AM PAC PC 18

# Well-Positioned with Leading Global Product Offerings

MATERION

| | Differentiated Products | Percent of Value-added Sales (2014) | Expected Annual Growth Next 3-5 Years |
|---|---|---|---|
|  | Leading supplier of beryllium-containing products | ~42% | ↑↑ |
|  | Leading supplier of high-purity precious metal for physical vapor deposition (PVD) | ~20% | ↑ |
|  | Only supplier of unique copper-nickel-tin materials, ToughMet® | ~7% | ↑↑ |
|  | Leading supplier of high-end optical coatings | ~10% | ↑↑ |
|  | Leading supplier of precious metal coating test strips for medical diagnosis | ~6% | ↑↑ |

↑ Single digit growth ↑↑ Double digit growth

DIFFERENTIATION DRIVING GROWTH
MATERION INVESTOR DAY 2015

19

Evolving Beryllium Supply Opportunity 20 Materion – leading position in beryllium market • Only global integrated producer – approximately 70 years of proven reserves in Utah • Over 40% of company value-added sales include beryllium in some form Signs of shortage ahead • Global sources depleting • Expect to be supplying >70% of global requirements in the next several years • Materion positioned to support world demand • Significant incremental profit potential

Why Invest in Materion Today? G O A L N E X T 3 Y E A R S : Significantly improved financial results 1 Strategy for sustained, profitable growth • Pathway for additional cost and working capital improvements 5 Strong positions in growing markets • High barriers to entry • Supply/demand changing in BE raw material 2 Promising new product launches 3 4 Solid cash flow  organic growth, acquisitions, dividends, share buybacks Sustained growth >15% OP CAGR >$3.00 EPS 21

Wide Range of Strategic Investments New Wafer Coating Facility New Optics Facility Increased Capacity LED Phosphor ToughMet® Capacity Expansion Expanded Beryllium Hydroxide Capacity Singapore Expansion 22

Record Number of New Product Launches Examples of New Products Value-Added Sales Growth New products were 11% of total value-added sales in 2014 New products Existing products Gesture Controls LED Phosphorous ToughMet® Oil & Gas Bulk Metallic Glass (Liquidmetal) 50% 50% Wafer-Level Processing Dovetail Connectors 23

2017 Value-Added Sales Target - Materion $609 $637 $750 2-4% CAGR Additional $50 - $65 2013 2014 2017 Organic End Market Growth ($ in millions) 24 Growth Accelerators

Why Invest in Materion Today? G O A L N E X T 3 Y E A R S : Significantly improved financial results 1 Strategy for sustained, profitable growth • Pathway for additional cost and working capital improvements 5 Strong positions in growing markets • High barriers to entry • Supply/demand changing in BE raw material 2 Promising new product launches 3 4 Solid cash flow  organic growth, acquisitions, dividends, share buybacks Sustained growth >15% OP CAGR >$3.00 EPS 25

Impressive 2017 Financial Targets ($ in millions) 2014 2017 % CAGR Value-Added Sales $637 $750 6% Operating Profit $48.5 $75 16% OP % of VA 7.6% 10.0% 240 bps. EPS $ 1.65 $2.65 17% EPS w/ Acquisitions >$3.00 26

PERFORMANCE ALLOYS AND COMPOSITES

History - PAC 1931 – Brush Beryllium Company incorporated in Cleveland, Ohio 1953 – Opened Elmore, Ohio facility to produce copper beryllium (CuBe) and pure Be Metal (in 1957) 1969 – Developed bertrandite ore mine and processing mill 1982 – Technical Materials, Inc. was acquired, adding plating and cladding capabilities for high-value tailored connector materials 1990 – Electrofusion was acquired, expanding the business into Be fabrication using sheet and foil 1997 – Opened Lorain, Ohio facility to produce non-beryllium containing high- performance copper alloys 2010 – Commissioned a new beryllium pebble plant at the Elmore, Ohio facility 2012 – Aerospace Metal Composites was acquired, adding aluminum based metal matrix composites 28

Global Presence - PAC 29 $359M Value-Added Sales $33M Operating Profit 8 Manufacturing Locations 10 Sales / Service Centers Lincoln, RI Fremont, CA Tucson, AZ Theale, UK Stuttgart, Germany Singapore Shanghai, China Seoul, Korea Elmore, OH Lorain, OH Delta, UT Elmhurst, IL Warren, MI Reading, PA Taipei, Taiwan Fukaya, Japan Farnborough, UK Hong Kong 1,600 Employees

End Markets Served - PAC 30 Applications: Consumer Electronics – Thermal/mechanical solutions, acoustics, stabilizers, connectors Industrial Components – Molds, castings, welding tips, bushings, control connectors Automotive Electronic Materials - Control module lead frames, high-reliability connectors Energy – Lithium (Li) Ion battery materials, directional drilling and completion equipment Telecom Infrastructure – 4G connectors, undersea repeater housings Medical 5% Defense 6% Aerospace 7% Telecom Infrastructure 9% Industrial Components 18% Consumer Electronics 18% Automotive 15% Energy 12% Other 10%

Differentiated Products 31 Bertrandite Ore Mine CuBe Performance Alloys •Casting & extruding of CuBe bulk, strip & rod •CuBe alloys have increased stiffness, connectivity and corrosion resistance •Custom fabrication & machining •World’s largest bertrandite ore mine • Bertrandite ore is the base material to make beryllium • 70 years of proven reserves •Onsite chemical processing capabilities for beryllium hydroxide High Purity Beryllium & Composites • Neutron reflector/multiplier • 2/3 the weight of aluminum • 1.5x the stiffness of steel • Transparent to x-ray • Refining, rolling, casting and powder extrusions • Near net shape capability

Differentiated Products 32 ToughMet® Metal Matrix Composites • Proprietary formula • Increased strength and lubricity for lower friction •Resists corrosion, erosion and wear • Large-scale production capability • Proprietary formulas •High strength-to-weight ratio • Net shape production reduces waste and processing time • Easier to form and machine Clad & Plated Metal Strip • Inlay and overlay bonding expertise • Superior connectivity • Enables automation • Precision plating maximizes performance and minimizes cost

Attractive Evolving End Market Applications for Clad Metal 33 Alternative Energy • Lead frame materials for critical control modules • ABS / EPS • High performance • Ion connectors™ • Fuel efficiency sensing • Li-Ion battery • Dovetail™ Interconnects • Stop-start / hybrid / EV • Fuel cell materials • High temperature seals • Combining thermal & stiffness solutions • eStainless™ • Gamma Clad™ materials • New to world combinations • Magnetic / thermal Consumer Electronics Automotive Electronics

2017 Value-Added Sales Target - PAC $340 $359 $420 2-4% CAGR Additional $25 - $30 2013 2014 2017 Organic End Market Growth ($ in millions) 34 Growth Accelerators

Key Growth Accelerators - PAC CHANGING BERYLLIUM DEMAND • World’s only fully integrated producer • 70 years of proven mine reserves – Delta, UT • Primary Be competitor is consuming stockpiled ore • Majority of other global production is committed to local defense NEW PRODUCT DEVELOPMENT • New proprietary non-Be alloys with improved durability & weight-to- strength ratio • New heat dissipating clad material • Expansion of liquid metal product portfolio • Improving customer yields with ‘near net shape’ products NEW APPLICATION DEVELOPMENT • Precision rolling to thinner strips opening new application opportunities • Rolled bushings 35 • Penetrating the oil & gas production market with bushing materials • Clad material serving the renewable energy market

eStainless™ Product Differentiation Characteristics • Proprietary technology (Gamma CladTM) • 50% lighter than stainless steel • 8x thermal conductivity Customer Value Proposition • Enables thinner, stiffer electronics • Manages higher heat of today’s processing technology • Replaces higher cost graphite films Market Opportunity • Smartphones and tablet computers • Backing plates for LED screens • Working with leading consumer electronics manufacturers 36

Dovetail Clad™ Product Differentiation Characteristics • Patented product • Unique copper aluminum (CuAl) joint solution • High-volume process Customer Value Proposition • Best solution for laser welding of Li-Ion batteries • Lowest cost assembly • High electrical and mechanical performance New Market Opportunities • All Li-Ion automotive batteries • Hybrids and electrical vehicles • Working with leading global automotive manufacturers 37

Changing Beryllium Demand Current Operations • World’s largest bertrandite ore mine • Converts bertrandite and beryl ores into beryllium hydroxide, CuBe and high-purity beryllium metal • Supplies about 50% of the global requirements for mined bertrandite ore Future State • Major competitors’ ore reserves are expected to be depleted • By 2018, we expect to be supplying >70% of the global demand for mined bertrandite ore 38 The Utah mine provides bertrandite ore for use in making CuBe and high purity beryllium

ToughMet® Alloy Product Differentiation Characteristics • Harder than alloy steels • More corrosion resistant than stainless • As slippery as nylon Customer Value Proposition • Longer component life • Reduced maintenance • Improved reliability New Market Opportunities • Aerospace and mobile equipment bearings • Oil & Gas production • Heavy-duty powertrain components • Voice coil motors 39

SupremEx® Metal Matrix Composite Product Differentiation Characteristics • Higher specific stiffness than titanium • Improved strength and twice the fatigue life of any aluminum alloy Customer Value Proposition • Weight reduction of ~25% at the same performance • Improved operating life New Market Opportunities • Aerospace • Structural components (semiconductor/auto) • Precision defense and medical hardware • Racing engine components 40

2017 Operating Profit Target - PAC $29 $31 $33 $50 2012 2013 2014 2017 Profit Margin Expansion 9.3%  11.9% ($ in millions) 41

Summary Outlook - PAC VA $359 million $420 million OP $33 million $50 million Beryllium Supply Dynamics - New Products & Applications 42 2014 → 2017 Financial Targets Growth Accelerators We are in the right markets, have the right technologies and relationships, and are well positioned for growth

ADVANCED MATERIALS

History - AM 1986 – Williams Gold was acquired, giving Materion a high-purity precious metal and frame-lid business 1992 – 2006 – International sales and service centers opened in Singapore, the UK, Taiwan, Korea and the Netherlands 1998 – PureTech was acquired, giving Materion high-purity base metal & alloy business 2005 – OMC was acquired, expanding the shield cleaning business in Europe 2006 – CERAC was acquired, giving Materion metal-oxide ceramic and high- purity powder businesses 2010 – Academy was acquired, giving Materion high-purity silver products and silver refining capability 2010 – 2013 – Semiconductor packaging manufacturing was relocated and expanded in Singapore and the Philippines 44

MATERION

# Global Presence - AM


Milwaukee, WI
Brewster, NY
Singapore
Albuquerque, NM
Buffalo, NY
Suzhou, China
Wheatfield, NY
Mesa del Sol, NM
Taipei, Taiwan
Hungerford, UK
Santa Clara, CA
Limerick, Ireland
Subic Bay, Philippines
Amsterdam, Netherlands
Seoul, Korea

$181M Value-Added Sales
$28M Operating Profit

- 6 Manufacturing Locations
- 9 Sales / Service Center

630 Employees

45

DIFFERENTIATION DRIVING GROWTH
MATERION INVESTOR DAY 2015

Medical 5% Defense & Science 3% Optics 7% Solar 2% Wireless 15% Semiconductor 29% LED 11% Data Storage 10% Glass 4% Other 14% End Markets Served - AM 46 Applications: Semiconductor – Power conversion, computers, tablets, TVs, processing chips Wireless – Cell phone power amplifiers, cell tower base station power transmission LED – High-intensity commercial lighting, soft white residential lighting Data Storage – Read-write heads, receivers

Differentiated Products 47 • Precious metal expertise • Ultra-pure materials • Shield cleaning and precious metal recovery • Small lot processing and scalability • Ultra-pure base metals and alloys • Clean room product and packaging • Small lot processing and scalability • Local bonding and recycling • Ultra-pure chemicals • Chemical synthesis • Difficult to handle materials • Lab scale to full production • Proprietary and patented products • High reliability • Local support High-Purity Precious Metals Base Metals & Alloys Inorganic Chemicals Microelectronic Packages

Semiconductor Materials 48

Semiconductor Packaging 49

LED Industry 50

2017 Value-Added Sales Target - AM $169 $181 $204 1-3% CAGR Additional $10 - $15 2013 2014 2017 Organic End Market Growth ($ in millions) 51 Growth Accelerators

Key Growth Accelerators - AM SEMICONDUCTOR • Long-term high growth • High loyalty • Quality and reliability highly valued • Use current material set and expand to 300mm • Re-engineer to Tier 1 semiconductor standards NEW PRODUCT DEVELOPMENT • Highly technical exotic materials and alloys • High-value new products with capacity to scale • Rich pipeline of new product opportunities • Fully staffed R&D with 9 experienced PhDs ASIA • High growth region for our products • Customers exploiting excess Asian fab capacity • Use current material set • Seed new business from US • Expand in Asia as justified 52

Semiconductor Purity and Cleanliness 53 1 nine 90% 100,000 2 nines 99% 10,000 3 nines 99.9% 1,000 4 nines 99.99% 100 5 nines 99.999% 10 6 nines 99.9999% 1 Purity . Purity Cleanliness

New Product Development 300mm Platform 54 Precursors for Magnetic Refrigeration Metal Cathode Layers and Barrier Materials 2015 2018 OLED Semi Core Inorganic Larger PVD Targets New Evaporation Materials New Chemical Alloy Compound

Precious Metals Life Cycle Management 55

2017 Operating Profit Target - AM $29 $11 $28 $34 2012 2013 2014 2017 Profit Margin Expansion 15.2%  16.7% ($ in millions) 56

Summary Outlook - AM VA $181 million $204 million OP $28 million $34 million Semiconductor - New Product Development - Asia 57 2014 → 2017 Financial Targets Growth Accelerators We are in the right markets, have the right technologies and relationships, and are well positioned for growth

PRECISION COATINGS

History - PC 2005 – Thin Film Technology was acquired, giving Materion optical coating deposition technology 2008 – Techni-Met was acquired, giving Materion wide web roll-to-roll thin film deposition, surface modification and conversion capabilities 2009 – Barr Associates was acquired, adding a full spectrum of precision optics deposition technologies and capabilities 2011 – EIS Optics was acquired, expanding the geographic footprint and providing high-volume production capability in Asia 2013 – Precision Optics business and facilities were consolidated 59

Global Presence - PC 60 Westford, MA Shanghai, China Windsor, CT $102M Value-Added Sales $7M Operating Profit 3 Manufacturing Locations 4 Sales / Service Centers Seoul, Korea Tokyo, Japan Taipei, Taiwan Hungerford, UK 460 Employees

End Markets Served - PC 61 Other 6% Industrial Components 3% Defense 10% Medical 49% Consumer Electronics 26% Science 4% Automotive 2% Applications: Medical – Blood glucose and coagulation test strips (BGTS), point of care medical biosensors Consumer Electronics – Image sensing filters of security gaming, projector display filters, sensing filters on mobile phones and note pads Defense – Surveillance satellites, ground defense and missile systems Automotive and Science - Night vision systems, observatory telescopes

Differentiated Technologies 62 Wafer Level Processing Precision Filters, Micro-Patterning Reel-to-Reel (R2R) Deposition Thin Film R2R Conversion • UV, visible to IR coating • Multiple deposition technologies • Photolithography •Wet etching & lift-off •Wafer bonding • Monolithic array technology • 200mm wafers • Semi-conductor • Low defect coatings • Cap wafer process integration • Coating directly on active devices • High volume > 50k/yr • Up to 62” roll width • Cross & down web uniformity • Surface modification • PM management & controls • In-situ process control • Precision slitting • ISO Class 7 clean room • In-situ process control • Thin web handling • Slitting from full master roll

2017 Value-Added Sales Target - PC $104 $102 $132 3-5% CAGR Additional $15 - $20 2013 2014 2017 Organic End Market Growth 63 Growth Accelerators ($ in millions)

Key Growth Accelerators - PC EXPANDED SERVICE OFFERING •Optical coatings plus metalization & getter •Wafer level processing • Film slitting to size •Optical coating is the critical sensor assembly application • Increased value capture per unit NEW PRODUCT DEVELOPMENT • New precious metal coating stacks • 3D and gesture control sensing • Rich pipeline of new product opportunities • Fully staffed R&D with 9 experienced PhDs NEW MARKET DEVELOPMENT • Expanding into Asia with BGTS • Consumer electronics and automotive sensors • Additional medical sensing films • Proven technology to support geographic & application expansion 64

3D Image Sensing Product Differentiation Characteristics • Low angle shift • High transmission % • Slope enhancement Customer Value Proposition • High-volume production facility/low cost base • Coating integration services • IP technology New Market Opportunities • Mobile application • Automotive • Medical 65

Thermal Imaging Product Differentiation Characteristics • High temperature durability • Low defect levels (<20 microns) • Micro patterning (>300 micron cavities) Customer Value Proposition • Turn-key solutions • Semiconductor wafer facility • High-volume 200mm wafer capabilities New Market Opportunities • Automotive • Mobile application • Thermography 66

Medical Sensing Coatings Product Differentiation Characteristics • Novel electrode materials – product portfolio • Vertically integrated high-purity precious metal supply chain • Quality controls and consistency Customer Value Proposition • Precision deposition technology results in lower cost and improved accuracy • Experience in regulated medical environment • Long-term development partnerships New Market Opportunities • Tightening regulatory accuracy requirements • Migration to higher performing materials • Global growth – particularly in Asia 67

2017 Operating Profit Target - PC $2 $6 $7 $15 2012 2013 2014 2017 Profit Margin Expansion 6.6%  11.4% ($ in millions) 68

Summary Outlook - PC VA $102 million $132 million OP $7 million $15 million Expanded Service Offering - New Products & Markets 69 2014 → 2017 Financial Targets Growth Accelerators We are in the right markets, have the right technologies and relationships, and are well positioned for growth

FINANCIAL REVIEW

We Have Momentum $616 $609 $637 $655 2012 2013 2014 Q1 2015 TTM Value-Added Sales $44.2 $31.8 $48.5 $51.5 2012 2013 2014 Q1 2015 TTM Operating Profit ($ in millions) 71

We Have Growth Accelerators $637 $750 Organic End Market Growth Performance Alloys and Composites Advanced Materials Precision Coatings 2014 2017 Value-Added Sales 2-4% CAGR ($ in millions) Growth Accelerators • New Products • Expanded Markets • New Applications 72

New Products Driving Growth $609 $637 $750 10% of VA 11% of VA 17% of VA 2013 2014 2017 Value-Added Sales New Products • ToughMet® • Hydroxide • eStainless™ • Semiconductor PVD • Bulk Metallic Glass • Dovetail • 3D Optical Coatings • Medical Sensing Coatings • Other ($ in millions) 73

Impressive 2017 Financial Targets ($ in millions) 2014 2017 % CAGR Value-Added Sales $637 $750 6% Operating Profit $48.5 $75 16% OP % of VA 7.6% 10.0% 240 bps. EPS $ 1.65 $2.65 17% EPS w/ Acquisitions >$3.00 74

Working Capital & Cash Flow 26% 27% 24% 2013 2014 2017 Working Capital % of Sales $76 $60 ~$250 2013 2014 2015-17 Cash Flow from Operations ($ in millions) 75

Strong Financial Position $94 $65 $24 $211 2012 2013 2014 Debt 1.2 0.9 0.3 1.5 2012 2013 2014 Target Debt / EBITDA Q1 2015 ($ in millions) 76 Available Liquidity

Capital Allocation Priorities 1. Internal capital investments 2. Strategic acquisitions 3. Return cash to shareholders Targeted Leverage Ratio is 1.5 times EBITDA 77

Capital Deployment Allocation $0 $100 $200 $300 $400 $500 2012 - 2014 2015 - 2017 2015 - 2017 Internal Capex Mine Development Returned to Shareholders Acquisitions Forecast with leverage of 1.5x EBITDA Forecast with NO Increase in leverage Historical ($ in millions) 78

Acquisition History & Strategy History of Acquisitions • >$200M spent on 8 acquisitions in the last 10 years • Multiples of EBITDA generally range from 5-7x • Generated ~35% of Company OP in 2014 Strategy Going Forward • Strategic bolt-on advanced materials companies that support our growth platforms • Stand-alone advanced materials companies that would result in an additional business segment • Accretive and supporting further specialization of our product portfolio

Why Invest in Materion Today? • Leading position with differentiated products – Broad market diversification • Well positioned for secular growth opportunities • Clear path for strong earnings growth … >$3.00 EPS in 2017 • DNA of management … agile, focused and innovative – Provides sustainability of success 80

APPENDIX

# Historical Financials / US GAAP Reconciliation

MATERION

| ($ in millions, except per share data) | 2012 | | | | | 2013 | | | | | 2014 | | | | | 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | 2012 | Q1 | Q2 | Q3 | Q4 | 2013 | Q1 | Q2 | Q3 | Q4 | 2014 | Q1 |
| **Sales** | | | | | | | | | | | | | | | | |
| PAC | $ 112.1 | $ 103.2 | $ 100.4 | $ 108.7 | $ 424.4 | $ 106.4 | $ 109.5 | $ 98.7 | $ 108.4 | $ 422.9 | $ 97.2 | $ 109.6 | $ 114.2 | $ 112.3 | $ 433.3 | $ 103.3 |
| AM | 205.0 | 183.7 | 151.8 | 154.3 | 694.8 | 156.4 | 160.4 | 134.5 | 140.7 | 592.0 | 129.3 | 145.0 | 137.6 | 135.3 | 547.3 | 149.9 |
| Other | 36.5 | 38.2 | 38.4 | 40.8 | 153.9 | 36.4 | 36.2 | 42.2 | 37.0 | 152.0 | 32.4 | 33.4 | 39.8 | 40.8 | 146.3 | 36.8 |
| PC | 36.8 | 38.3 | 38.7 | 39.2 | 153.0 | 37.5 | 35.6 | 41.8 | 37.4 | 152.3 | 33.9 | 34.1 | 39.9 | 39.7 | 147.7 | 36.6 |
| Corp | (0.3) | (0.1) | (0.3) | 1.6 | 0.9 | (1.1) | 0.6 | 0.4 | (0.4) | (0.3) | (1.5) | (0.7) | (0.1) | 1.1 | (1.4) | 0.2 |
| Consolidated MTRN | 353.6 | 325.1 | 290.6 | 303.8 | 1,273.1 | 299.2 | 306.1 | 275.4 | 286.1 | 1,166.9 | 258.9 | 288.0 | 291.6 | 288.4 | 1,126.9 | 290.0 |
| **Pass-Through Metal Cost** | | | | | | | | | | | | | | | | |
| PAC | 24.3 | 22.2 | 21.4 | 19.5 | 87.4 | 22.6 | 22.7 | 18.8 | 19.0 | 83.0 | 17.2 | 19.7 | 19.5 | 18.4 | 74.8 | 17.7 |
| AM | 162.0 | 138.0 | 105.2 | 117.5 | 522.7 | 113.3 | 119.6 | 92.9 | 97.7 | 423.4 | 87.6 | 100.0 | 91.5 | 87.0 | 366.3 | 98.2 |
| Other | 9.9 | 10.4 | 11.7 | 15.4 | 47.4 | 12.0 | 11.3 | 15.6 | 12.2 | 51.4 | 9.2 | 8.7 | 15.0 | 16.0 | 48.7 | 11.5 |
| PC | 10.3 | 10.5 | 12.0 | 13.8 | 46.6 | 11.3 | 10.5 | 14.7 | 11.5 | 48.1 | 10.0 | 9.2 | 12.9 | 13.2 | 45.3 | 12.0 |
| Corp | (0.4) | (0.1) | (0.3) | 1.6 | 0.8 | 0.7 | 0.8 | 0.9 | 0.7 | 3.3 | (0.8) | (0.5) | 2.1 | 2.8 | 3.4 | (0.5) |
| Consolidated MTRN | 196.2 | 170.6 | 138.3 | 152.4 | 657.5 | 147.9 | 153.6 | 127.3 | 128.9 | 557.8 | 114.0 | 128.4 | 126.0 | 121.4 | 489.8 | 127.4 |
| **Value Added Sales (VA)** | | | | | | | | | | | | | | | | |
| PAC | 87.8 | 81.0 | 79.0 | 89.2 | 337.0 | 83.8 | 86.8 | 79.9 | 89.4 | 339.9 | 80.0 | 89.9 | 94.7 | 93.9 | 358.5 | 85.6 |
| AM | 43.0 | 45.7 | 46.6 | 36.8 | 172.1 | 43.1 | 40.8 | 41.6 | 43.0 | 168.6 | 41.7 | 45.0 | 46.1 | 48.3 | 181.0 | 51.7 |
| Other | 26.6 | 27.8 | 26.7 | 25.4 | 106.5 | 24.4 | 24.9 | 26.6 | 24.8 | 100.6 | 23.2 | 24.7 | 24.8 | 24.8 | 97.6 | 25.3 |
| PC | 26.5 | 27.8 | 26.7 | 25.4 | 106.4 | 26.2 | 25.1 | 27.1 | 25.9 | 104.2 | 23.9 | 24.9 | 27.0 | 26.5 | 102.4 | 24.6 |
| Corp | 0.1 | - | - | - | 0.1 | (1.8) | (0.2) | (0.5) | (1.1) | (3.6) | (0.7) | (0.2) | (2.2) | (1.7) | (4.8) | 0.7 |
| Consolidated MTRN | 157.4 | 154.5 | 152.3 | 151.4 | 615.6 | 151.3 | 152.5 | 148.1 | 157.2 | 609.1 | 144.9 | 159.6 | 165.6 | 167.0 | 637.1 | 162.6 |
| **Gross Margin** | | | | | | | | | | | | | | | | |
| PAC | 23.7 | 23.9 | 22.6 | 25.3 | 95.5 | 23.8 | 26.9 | 19.6 | 24.4 | 94.8 | 22.7 | 24.6 | 26.8 | 26.8 | 100.9 | 23.1 |
| AM | 18.7 | 20.7 | 20.7 | 11.8 | 71.9 | 16.1 | 11.5 | 15.5 | 17.0 | 60.1 | 16.1 | 17.6 | 19.4 | 20.6 | 73.6 | 20.7 |
| Other | 7.0 | 8.7 | 9.0 | 6.9 | 31.6 | 8.4 | 7.6 | 9.4 | 7.8 | 33.1 | 6.7 | 7.6 | 8.6 | 8.5 | 31.4 | 8.6 |
| PC | 7.3 | 9.3 | 9.3 | 6.6 | 32.5 | 8.8 | 7.7 | 9.4 | 7.5 | 33.5 | 7.1 | 7.7 | 8.9 | 9.6 | 33.3 | 8.3 |
| Corp | (0.3) | (0.6) | (0.3) | 0.3 | (0.9) | (0.4) | (0.1) | - | 0.3 | (0.4) | (0.4) | (0.1) | (0.3) | (1.1) | (1.9) | 0.3 |
| Consolidated MTRN | 49.4 | 53.3 | 52.3 | 44.0 | 199.0 | 48.3 | 46.0 | 44.5 | 49.2 | 188.0 | 45.5 | 49.8 | 54.7 | 55.8 | 205.9 | 52.4 |
| **Gross Margin as a % of VA** | | | | | | | | | | | | | | | | |
| PAC | 27% | 30% | 29% | 28% | 28% | 28% | 31% | 25% | 27% | 28% | 28% | 27% | 28% | 29% | 28% | 27% |
| AM | 43% | 45% | 44% | 32% | 42% | 37% | 28% | 37% | 40% | 36% | 39% | 39% | 42% | 43% | 41% | 40% |
| Other | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M |
| PC | 28% | 33% | 35% | 26% | 31% | 34% | 31% | 35% | 29% | 32% | 30% | 31% | 33% | 36% | 33% | 34% |
| Corp | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M |
| Consolidated MTRN | 31% | 35% | 34% | 29% | 32% | 32% | 30% | 30% | 31% | 31% | 31% | 31% | 33% | 33% | 32% | 32% |

DIFFERENTIATION
DRIVING GROWTH
MATERION INVESTOR DAY 2015

# Historical Financials / US GAAP Reconciliation (continued)

MATERION

| ($ in millions, except per share data) | 2012 | | | | | 2013 | | | | | 2014 | | | | | 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | 2012 | Q1 | Q2 | Q3 | Q4 | 2013 | Q1 | Q2 | Q3 | Q4 | 2014 | Q1 |
| **Operating Profit** | | | | | | | | | | | | | | | | |
| PAC | $ 7.2 | $ 7.3 | $ 6.7 | $ 8.1 | $ 29.3 | $ 8.4 | $ 11.0 | $ 3.3 | $ 8.1 | $ 30.8 | $ 6.2 | $ 6.3 | $ 10.8 | $ 9.9 | $ 33.3 | $ 6.8 |
| AM | 6.5 | 7.3 | 8.8 | (0.8) | 21.8 | 3.6 | (1.0) | 3.5 | 2.3 | 8.4 | 5.1 | 12.5 | 7.8 | 7.2 | 32.7 | 8.9 |
| Other | (3.8) | (2.2) | (2.1) | (6.2) | (14.3) | (2.5) | (3.4) | (1.5) | (5.0) | (12.4) | (0.2) | (4.3) | (1.2) | (3.2) | (9.0) | (1.5) |
| PC | 0.1 | 1.9 | 2.1 | (2.3) | 1.8 | 1.5 | 0.7 | 2.4 | (0.4) | 4.2 | 4.1 | 0.5 | 2.1 | 2.5 | 9.3 | 1.7 |
| Corp | (3.9) | (4.1) | (4.2) | (3.9) | (16.1) | (4.0) | (4.1) | (3.9) | (4.6) | (16.6) | (4.3) | (4.8) | (3.3) | (5.7) | (18.3) | (3.2) |
| Consolidated MTRN | 9.9 | 12.4 | 13.4 | 1.1 | 36.8 | 9.5 | 6.6 | 5.3 | 5.4 | 26.8 | 11.1 | 14.5 | 17.4 | 13.9 | 57.0 | 14.2 |
| **Special Items - OP** | | | | | | | | | | | | | | | | |
| PAC | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| AM | - | - | - | 7.4 | 7.4 | - | - | - | 2.8 | 2.8 | 0.4 | (5.4) | - | - | (5.1) | - |
| Other | - | - | - | - | - | - | - | - | 2.1 | 2.1 | (2.4) | 1.6 | (2.7) | - | (3.4) | (2.1) |
| PC | - | - | - | - | - | - | - | - | 1.6 | 1.6 | (2.6) | 0.1 | - | - | (2.5) | - |
| Corp | - | - | - | - | - | - | - | - | 0.5 | 0.5 | 0.2 | 1.5 | (2.7) | | (0.9) | (2.1) |
| Consolidated MTRN | - | - | - | 7.4 | 7.4 | - | - | - | 4.9 | 4.9 | (2.0) | (3.8) | (2.7) | - | (8.5) | (2.1) |
| **Operating Profit ex Spec Items** | | | | | | | | | | | | | | | | |
| PAC | 7.2 | 7.3 | 6.7 | 8.1 | 29.3 | 8.4 | 11.0 | 3.3 | 8.1 | 30.8 | 6.2 | 6.3 | 10.8 | 9.9 | 33.3 | 6.8 |
| AM | 6.5 | 7.3 | 8.8 | 6.6 | 29.2 | 3.6 | (1.0) | 3.5 | 5.1 | 11.2 | 5.5 | 7.1 | 7.8 | 7.2 | 27.6 | 8.9 |
| Other | (3.8) | (2.2) | (2.1) | (6.2) | (14.3) | (2.5) | (3.4) | (1.5) | (2.9) | (10.3) | (2.6) | (2.7) | (3.9) | (3.2) | (12.4) | (3.6) |
| PC | 0.1 | 1.9 | 2.1 | (2.3) | 1.8 | 1.5 | 0.7 | 2.4 | 1.2 | 5.8 | 1.5 | 0.6 | 2.1 | 2.5 | 6.8 | 1.7 |
| Corp | (3.9) | (4.1) | (4.2) | (3.9) | (16.1) | (4.0) | (4.1) | (3.9) | (4.1) | (16.1) | (4.1) | (3.3) | (6.0) | (5.7) | (19.2) | (5.3) |
| Consolidated MTRN | 9.9 | 12.4 | 13.4 | 8.5 | 44.2 | 9.5 | 6.6 | 5.3 | 10.3 | 31.8 | 9.1 | 10.7 | 14.7 | 13.9 | 48.5 | 12.1 |
| **OP ex Spec Items as a % of VA** | | | | | | | | | | | | | | | | |
| PAC | 8.2% | 9.0% | 8.5% | 9.1% | 8.7% | 10.0% | 12.7% | 4.1% | 9.1% | 9.1% | 7.8% | 7.1% | 11.4% | 10.5% | 9.3% | 7.9% |
| AM | 15.1% | 16.0% | 18.9% | 17.9% | 17.0% | 8.4% | (2.5%) | 8.4% | 11.9% | 6.6% | 13.2% | 15.8% | 16.9% | 14.9% | 15.2% | 17.2% |
| Other | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M |
| PC | 0.4% | 6.8% | 7.9% | (9.1%) | 1.7% | 5.7% | 2.8% | 8.9% | 4.6% | 5.6% | 6.3% | 2.4% | 7.8% | 9.4% | 6.6% | 6.9% |
| Corp | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M | N/M |
| Consolidated MTRN | 6.3% | 8.0% | 8.8% | 5.6% | 7.2% | 6.3% | 4.3% | 3.6% | 6.6% | 5.2% | 6.3% | 6.7% | 8.9% | 8.3% | 7.6% | 7.4% |

| | | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **EPS** | | | | | | | | | | | | | | | | |
| GAAP | $ 0.30 | $ 0.38 | $ 0.39 | $ 0.12 | $ 1.19 | $ 0.33 | $ 0.20 | $ 0.24 | $ 0.18 | $ 0.94 | $ 0.35 | $ 0.47 | $ 0.60 | $ 0.58 | $ 2.00 | $ 0.47 |
| Adjusted | $ 0.30 | $ 0.38 | $ 0.39 | $ 0.35 | $ 1.42 | $ 0.33 | $ 0.20 | $ 0.24 | $ 0.34 | $ 1.10 | $ 0.29 | $ 0.36 | $ 0.51 | $ 0.50 | $ 1.65 | $ 0.41 |

In addition to presenting financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation contains financial measures, including value-added sales, gross margin, operating profit, net income and earnings per share, on a non-GAAP basis. Value-added sales is a non-GAAP measure that deducts the value of the pass-through metals sold from sales. The cost of gold, silver, platinum, palladium and copper is passed through to customers and therefore the trends and comparisons of sales are affected by movements in the market price of these metals. We have adjusted out the cost (benefit) impact of the plant consolidation and product line reorganization efforts and the net recovery from insurance and other litigation claims and certain income tax items from the applicable GAAP measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing activities. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of the factors and trends affecting our operations.

DIFFERENTIATION DRIVING GROWTH
MATERION INVESTOR DAY 2015